INVESCO COUNSELOR SERIES FUNDS, INC.
                        Statements of Additional Information
                 INVESCO Advantage, Advantage Global Health Sciences,
         INVESCO Global Growth and INVESCO Technology/Telecommunications Funds
                           And INVESCO Mid-Cap Growth Fund
                            Each Dated December 31, 2001


Effective February 7, 2002, Wendy L. Gramm and Richard W. Healey have resigned as directors of INVESCO Counselor Series Funds, Inc. Mr. Healey remains a member of the Boards of Directors of the other eight INVESCO registered investment companies.

The date of this Supplement is February 28, 2002.